SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                               SEPTEMBER 20, 2007
                               ------------------
                                (Date of Report)

                           ALANCO TECHNOLOGIES, INC.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


                                    0-9437
                                   ---------
                             (Commission File No.)

                    ARIZONA                        86-0220694
         ---------------------------     ---------------------------------
        (State of other jurisdiction)    (IRS Employer Identification No.)



             15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA  85260
             -------------------------------------------------------
            (Address of Principal Executive Office)       (Zip Code)


                                 (480) 607-1010
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On September 19, 2007, the U.S. Bankruptcy Court, having jurisdiction over the bankruptcy case of Technology Systems International, Inc. ("TSIN"), approved a Settlement and Mutual Release Agreement between the Company and TSIN with respect to the lawsuit initiated by TSIN concerning the purchase by the Company of the assets of TSIN effective June of 2002. The agreement provides for resolution of the lawsuit based upon a valuation of the TSIN assets acquired to be performed by an independent appraiser. The Company believes the valuation will show that the Company paid not less than fair value for the TSIN assets.

Item 9.01

     Exhibit 99.1   Settlement Agreement and Mutual Release


                                   SIGNATURES

Date: September 20, 2007                By:  /s/John A Carlson
                                        -----------------------
                                        Chief Financial Officer